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                           Hudson City Bancorp, Inc.
                                   Form 10-Q

                                  EXHIBIT 99.1

               STATEMENT FURNISHED PURSUANT TO SECTION 906 OF THE
               SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

The undersigned, Ronald E. Hermance, Jr., is the chief executive officer of Hudson City Bancorp, Inc. (the "Company"), and Denis J. Salamone, is the principal financial officer of the Company.

This statement is being furnished in connection with the filing by the Company of the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Report").

By execution of this statement, we certify that:

         A) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and

         B) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.

This statement is authorized to be attached as an exhibit to the Report so that this statement will accompany the Report at such time as the Report is filed with the Securities and Exchange Commission, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350. It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to Hudson City Bancorp, Inc. and will be retained by Hudson City Bancorp, Inc. and furnished to the Securities and Exchange Commission, or its staff, upon request.

Date:  May 12, 2003              By:  /s/ Ronald E. Hermance, Jr.
                                      ------------------------------------------
                                      Ronald E. Hermance, Jr.
                                      President and Chief Executive Officer





Date:  May 12, 2003              By:  /s/ Denis J. Salamone
                                      ------------------------------------------
                                      Denis J. Salamone
                                      Senior Executive Vice President and
                                      Chief Operating Officer

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